Virtus Contrarian Value Fund,

a series of Virtus Equity Trust

Supplement dated January 22, 2018 to the Prospectus and

Statement of Additional Information for Virtus Equity Trust,

each dated July 31, 2017, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 19, 2018, Virtus Contrarian Value Fund, formerly a series of Virtus Equity Trust, was merged with and into Virtus Ceredex Mid-Cap Value Equity Fund, a series of Virtus Asset Trust. Virtus Contrarian Value Fund has ceased to exist and is no longer available for sale.

Investors should retain this supplement with the
Prospectus and Statement of Additional Information for
future reference.

VET 8019/CVMerged
(1/2018)